UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2014

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Gran Tierra Energy Inc.

(Exact name of Registrant as specified in its charter)

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Nevada	001-34018	98-0479924
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300, 625 - 11th Avenue S.W.

Calgary, Alberta, Canada T2R 0E1

(Address of principal executive offices)

(403) 265-3221

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2014, Verne Johnson, a member of the Board of Directors of Gran Tierra Energy Inc., advised the Board that he was retiring, effective on August 18, 2014. Mr. Johnson advised the Board that his decision was not the result of any disagreement with Gran Tierra Energy. Mr. Johnson intends to direct his attention to philanthropic endeavors that he has been nurturing in recent years.

The Board of Directors of Gran Tierra Energy Inc. appointed Gerald Macey as a member of the Audit Committee of the Board to fill the vacancy on that committee resulting from Mr. Johnson’s retirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

	By:	/s/ David Hardy
		Name:	David Hardy
		Title:	General Counsel, Vice President, Legal and Secretary
Dated: August 20, 2014

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